UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 23, 2005
                                        ------------------

                        AMERIRESOURCE TECHNOLOGIES, INC.
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 -----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-20033                                    84-1084784
   -------------------------------          -----------------------------------
      (Commission File Number)              (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
               ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On February 23, 2005, AmeriResource Technologies, Inc. (the "Company") has accepted the resignation of Mr. Rod Clawson, who held a position as a member of the Board of Directors of the Company as well as a member of the Board of Directors of RoboServer Systems, Inc. and Net2Auction, Inc. Mr. Clawson's notice stated the resignation would be effective within 10 days.

         The Company has not yet replaced Mr. Clawson, but the Company's Board of Directors is expected to do so within ninety (90) days.

Item 9.01         Financial Statements and Exhibits

         The Exhibit Index preceding the exhibits is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of March 2005.

                                           AmeriResource Technologies, Inc.


                                           By: /s/ Delmar Janovec
                                           ------------------------------------
                                               AmeriResource Technologies, Inc.
                                           By: Delmar Janovec, President

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



                                  EXHIBIT INDEX

Exhibit No.       Page              Description of Exhibit
-----------       ----              -----------------------

   17              4                Notice of Resignation of Rod Clawson

                                                                      Exhibit 17


February 23, 2005

Mr. Delmar A. Janovec President/CEO
AmeriResource Technologies, Inc.
3440 East Russell Road, Suite 217
Las Vegas, Nevada 89120

Delmar:

This letter is to inform you that effective March 5, 2005, or ten (10) calendar days from this date, I am resigning my position as Director and Officer of AmeriResource Techonolgies, Inc. and its subsidiary companies.

It is time for me to move in a different professional direction. I definitely value our business relationship and submit this resignation as such, with no conflict or outstanding issues.

I wish you, AmeriResource and its shareholders the best and trust the company will continue to grow and prosper.

Sincerely,

/s/ Rod J. Clawson
------------------------------
Rod J. Clawson

cc:      Mr. Kevin Woltjen
         Woltjen Law Firm
         4144 North Central Expressway, Suite 410
         Dallas, Texas 75204

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